POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee and the Secretary of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file such Pre-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of April, 1997.


                                           /s/ Lisa R. Hunter, Trustee and
                                                Secretary
                                           LISA R. HUNTER, Trustee and Secretary


STATE OF OHIO                       )
                                    )       ss:
COUNTY OF FRANKLIN                  )

         Before me, a Notary Public, in and for said county and state, personally appeared LISA R. HUNTER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 30th day of April, 1997.


                                     /s/ Sandra L. Quinn
                                     Notary Public
                                     My commission expires:  January 21, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file such Pre-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24th day of April, 1997.


                                             /s/ Virginia H. Rader, Trustee
                                             VIRGINIA H. RADER, Trustee


STATE OF OHIO                       )
                                    )       ss:
COUNTY OF FRANKLIN                  )

         Before me, a Notary Public, in and for said county and state, personally appeared VIRGINIA H. RADER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 24th day of April, 1997.


                                           /s/ JoAnn M. Strasser
                                           Notary Public
                                           My commission has no expiration date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file such Pre-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 1997.


                                             /s/ Robert W. Klockars, Trustee
                                             ROBERT W. KLOCKARS, Trustee


STATE OF OHIO                       )
                                    )       ss:
COUNTY OF FRANKLIN                  )

         Before me, a Notary Public, in and for said county and state, personally appeared ROBERT W. KLOCKARS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 24th day of April, 1997.


                                            /s/ JoAnn M. Strasser
                                            Notary Public
                                            My commission has no expiration date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file such Pre-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 1997.


                                            /s/ Gary A. Radville, Trustee
                                            GARY A. RADVILLE, Trustee


STATE OF OHIO                       )
                                    )       ss:
COUNTY OF FRANKLIN                  )

         Before me, a Notary Public, in and for said county and state, personally appeared GARY A. RADVILLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 24th day of April, 1997.


                                            /s/ JoAnn M. Strasser
                                            Notary Public
                                            My commission has no expiration date